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Federated Investors

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Federated Fund for U.S. Government Securities, Inc.

29TH ANNUAL REPORT
MARCH 31, 1998

ESTABLISHED 1969


PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

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Federated Fund for U.S. Government Securities, Inc. was created in 1969, and
I am pleased to present its 29th Annual Report. On March 31, 1998, the fund's total assets stood at $1.2 billion representing over 62,000 shareholders.

This report covers the 12-month period from April 1, 1997 through March 31, 1998. It begins with a discussion with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Advisers. She offers you her views on today's interest rate environment, fund performance, and the fund's investments in U.S. government mortgage-backed securities. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing long-term investment performance. Second is a complete listing of the fund's holdings in U.S. government mortgage-backed securities. Third is the publication of the fund's financial statements.

During the 12-month reporting period, the fund's portfolio produced a healthy income stream and total returns competitive with the overall Treasury market, as well as with the average U.S. government mortgage fund. Individual share class total return performance and income distributions follow.*

                                 INCOME
                TOTAL RETURN  DISTRIBUTIONS   NET ASSET VALUE INCREASE
 Class A Shares    10.21%        $0.51          $7.65 to $7.90 = 3%
 Class B Shares     9.16%        $0.45          $7.66 to $7.90 = 3%
 Class C Shares     9.29%        $0.45          $7.66 to $7.91 = 3%

The fund's management continues to emphasize mortgage-backed securities for their attractive yields and good long-term value. These securities are issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. More than 97% of the fund's net assets were invested in these mortgage-backed securities. These securities are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.**

* Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 5.26%, 3.38%, and 8.19%, respectively.

** Unlike individual government and Treasury securities, fund shares are not guaranteed.

The fund's portfolio has continued to be rated AAAf by Standard & Poor's, the highest quality rating available for a mutual fund.***

Thank you for pursuing income opportunities through Federated Fund for U.S. Government Securities, Inc. If you have any questions or comments, do not hesitate to write.

Sincerely,

[Graphic]

J. Christopher Donahue
President
May 15, 1998

*** An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change, and do not remove market risks..

INVESTMENT REVIEW

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Kathy Foody-Malus
Vice President
Federated Advisers

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THE FUND'S FISCAL YEAR WAS CHARACTERIZED BY STEADY GROWTH IN THE U.S.
ECONOMY, NEGLIGIBLE INFLATION, AND THE ASIAN ECONOMIC CRISIS. HOW HAS THE BOND MARKET REACTED TO THESE INFLUENCES?

The first half of the fund's fiscal year was dominated by strong growth and benign inflation. These factors caused the Federal Reserve Board to tighten interest rates 25 basis points once during this period. The dominating issues in the second half of the fund's fiscal year were the currency and financial crisis in the Asian markets. The bond market rallied on the trouble in Asia and its potential cooling effect on inflation and growth in the U.S. The 30-year Treasury bond reached a cyclical low of 5.69% in mid-January 1998. Since then, interest rates have slightly risen from their historical lows, and the market continues to support a view of low inflation and slower economic growth.

The catalyst that caused mortgage investors to reevaluate prepayment risk during the fiscal period was the significant volatility in January interest rates. The 10-year Treasury yield ranged from 5.39% to 5.78% and ended the first quarter of 1998 in the mid-range at 5.65%. This movement in rates created concern for mortgage-backed securities investors, because homeowners were able to refinance their mortgages at the best levels in over four years. The prepayment numbers released by the agencies have begun to show this increased activity by homeowners. Given this scenario, the mortgage-backed securities market near term will be volatile, but longer term should offer investors solid returns.

[Graphic]

FOR MOST OF THE FUND'S FISCAL YEAR, THE MORTGAGE-BACKED SECURITIES MARKET'S PERFORMANCE WAS STELLAR. TO WHAT EXTENT HAVE MORTGAGE-BACKED SECURITIES OUTPERFORMED TREASURIES?

Overall, the mortgage-backed securities market outperformed comparable duration Treasuries by 80 basis points during the fund's fiscal year. The majority of the mortgage-backed securities market's strong performance over Treasuries occurred in the first half of 1997. During this period, the mortgage-backed securities market was the beneficiary of a trading range environment in the U.S. Treasury market, low volatility, and tightening spreads. The second half of 1997 proved to be less favorable as interest rates declined on the 10-year Treasury by 75 basis points, the yield curve flattened, and volatility increased.

The recent decline in interest rates is feeding fears of prepayment spikes comparable to those witnessed in 1993 and 1996. With the virtually flat yield curve--which means that securities with longer maturities do not offer proportionally higher yields--fixed-rate refinancing to date has mirrored the relatively benign 1996 experience, compared to the record refinancings of 1993. However, while the flat yield curve restrains refinancings, improvements in the financing process could offset this effect.

[Graphic]

WHAT WAS YOUR STRATEGY FOR THIS TYPE OF MARKET?

The bond market environment over the last several years has been very friendly for mortgage-backed securities investors. The mortgage-backed securities market has outperformed equivalent duration Treasuries for the last two years annually in excess of 100 basis points. Given this environment, we were very proactive in adding prepayment protection to the portfolio in various types of securities. This prepayment protection was able to be added at very attractive levels, given the fact that most investors were unconcerned about the potential for any increase in refinancing if interest rates were to decline.

HOW MUCH OF THE FUND'S PORTFOLIO FOCUSED ON THE MORTGAGE-BACKED SECURITIES
MARKET?

The portfolio continued to have a high weighting in agency mortgage-backed securities due to attractive valuations versus other high-grade, fixed-income assets. As of March 31, 1998, the portfolio composition was:

                                              PERCENTAGE OF
                                               NET ASSETS
 Government National Mortgage Association         79.6%
 Federal National Mortgage Association             9.2%
 Federal Home Loan Mortgage Corporation            8.4%
 U.S. Treasury Obligations                         1.6%
 Repurchase Agreements                             9.4%

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HOW DID FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. PERFORM FOR
SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME FOR THE FISCAL YEAR ENDED MARCH 31, 1998?

For the 12-month reporting period ended March 31, 1998, investors in the fund's Class A Shares received an average annual total return of 10.21%, based on net asset value. Investors in the fund's Class B and C Shares received average annual total returns of 9.16% and 9.29%, respectively, based on net asset value.*

The fund's returns were consistent with those of the overall 5-year Treasury market and the average U.S. government mortgage fund. For the same period, in comparison, the Merrill Lynch 5-Year and 10-Year U.S. Treasury Note Indices returned 10.63% and 15.18%, respectively.** The total return for the Lipper U.S. Mortgage Funds Average was 10.12%.+

In terms of income, the fund's Class A, B, and C Shares paid monthly dividends totaling $0.51, $0.45, and $0.45 per share, respectively over the 12-month reporting period.

* Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 5.26%, 3.38%, and 8.19%, respectively.

** Merrill Lynch 5-Year and 10-Year Treasury Note indices comprise the most recently issued 5-year and 10-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. Indices are unmanaged, and investments cannot be made in an index.

+ Lipper U.S. Mortgage Funds Average represents the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The category contains funds that invest at least 65% of assets in mortgages/securities issued or guaranteed as to the principal and interest by the U.S. government and certain federal agencies. This figure does not reflect sales charges.

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WHAT ARE YOUR EXPECTATIONS FOR THE REMAINDER OF 1998, AND HOW WILL THAT IMPACT
YOUR STRATEGY?

The U.S. economic environment continues to pursue the best of both worlds--steady growth without inflation. The signs of strength have been solid consumer spending, continued strength in employment, and a pickup in housing activity. While there is concern of an economic slowdown due to weaker manufacturing activity and the Asian crisis, to date these effects have been slight. Inflation, as measured by the Consumer Price Index, has also contributed to this favorable environment. The 1.4% year-over-year change in the Index marks the lowest increase since the 1960s. The Federal Reserve Board is likely to keep rates on hold in the near term unless there are dramatic changes in growth or inflation.

As a result, the current environment in bonds continues to be a trading range which will continue until the release of further economic data confirming a slowdown in economic growth and continued low inflation. The mortgage-backed securities market will incur some bumps along the way, as the low rates earlier this year filter through the prepayment numbers which will be released over the next several months. Overall, we continue to believe that the focus on mortgage-backed securities with prepayment protection will serve investors well moving through the remainder of 1998.

BOND INVESTING TERMS

MATURITY -- The amount of time in which a bond's principal becomes due.

COUPON -- The interest rate on a bond that the issuer promises to pay until the bond matures.

CURRENT YIELD -- The amount of interest paid by a bond, expressed as a percentage of its value. Yield may differ from the coupon because the bond's value may change over time. As a bond's price falls, its yield rises, and vice versa.

DURATION -- A measurement of a bond's price volatility relative to a change in the general level of interrest rates. Duration takes into account the size of the coupon and the time to maturity. Generally, longer or higher durations have more risk than shorter or lower durations.

INVESTMENT GRADE BONDS -- Corporate and municipal bonds rated within the top four categories (Baa or higher by Moody's or BBB or higher by Standard & Poor's) based on the issuer's ability to pay the interest and principal. Bonds rated lower are more speculative. U.S. Treasury and government agency bonds are not rated because the payment of principal and interest are guaranteed directly by the U.S. government or the issing agency.

FEDERAL RESERVE BOARD -- Under the direction of a Chairman (currently Alan Greenspan), the Federal Reserve Board (the Fed) consists of seven-members that are appointed by the President. The Fed regulates the U.S. monetary and banking system and sets economic policy, including the direction of short-term interest rates. When the Fed is said to "tighten," it raises rates. When it "eases," it lowers rates.

MORTGAGE-BACKED BOND -- A bond that gives the owner an interest in a group of home mortgages, known as a pool.

PREPAYMENTS -- This occurs when homeowners move or refinance mortgages to take advantage of lower interest rates. As a result, the principal is paid off to investors who own interests in the mortgages--and have to reinvest in a lower rate environment.

PASS-THROUGH MORTGAGE SECURITIES -- A group of mortgages pooled together and sold to investors.

GNMA -- An abbreviation for the Government National Mortgage Association, a U.S. government agency that issues pass-through mortgage securities. These securities are known as "Ginnie Maes," and the their payment of principal and interest is guaranteed by the U.S. government.

FNMA -- An abbreviation for the Federal National Mortgage Association, a publicly owned, government-sponsored company that buys mortgages from lenders and packages them into securities for sale to investors. This agency and each mortgage-backed security are also known as "Fannie Mae."

FHLMC -- An abbreviation for the Federal Home Loan Mortgage Corporation, an agency that buys mortgages from lenders and packages them into securities for sale to investors. The agency and each mortgage-backed security it issues are also known as "Freddie Mac."

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $29,000 IN THE CLASS A SHARES OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. ON 10/6/69, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $232,918 ON 3/31/98. YOU WOULD HAVE EARNED A 7.59%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFESPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 5.26%, 4.69%, and 7.06%, respectively. Class B Shares' average annual 1-year and since inception (7/26/94) total returns were 3.38% and 6.02%, respectively. Class C Shares' average annual 1-year and since inception (4/27/93) total returns were 8.19% and 4.77%, respectively.**

[GRAPHIC REPRESENTATION OMITTED
SEE APPENDIX A1]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 4.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares..

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 28 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $105,263.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $29,000, but your account would have reached a total value of $105,263* by 3/31/98. You would have earned an average annual total return of 7.89%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work.

[GRAPHIC REPRESENTATION OMITTED
SEE APPENDIX A2]


* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR CURRENT INCOME

Ten years ago in March 1988, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Federated Fund for U.S. Government Securities, Inc. because it invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.

They like the way they can use their account for an occasional extravagance--like the $50,000 Jaguar they bought last August to celebrate their anniversary--without touching their original principal.

The Laughlin's account totaled $199,496 as of March 31, 1998, for an average annual total return of 7.15%.

[GRAPHIC REPRESENTATION OMITTED
SEE APPENDIX A3]


This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.



FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
A HISTORY OF SOLID EARNINGS-- TWENTY 10-YEAR PERIODS

$10,000 INVESTED WITH DISTRIBUTIONS REINVESTED

How a $10,000 investment grew during each 10-year period since the fund's inception.

This chart shows what your account would be worth had you invested $10,000 in Class A Shares at the beginning of these consecutive decades.

OVER EVERY 10-YEAR PERIOD SINCE THE FUND'S INCEPTION, A $10,000 INVESTMENT IN ITS CLASS A SHARES (WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED) GREW IN VALUE. At the end of each decade, no investor who stayed invested for the period would have lost money.

A HISTORY OF INVESTMENT
                  INITIAL      DIVIDENDS AND
  APRIL 1 -        NUMBER      CAPITAL GAINS     TOTAL       ENDING VALUE
  MARCH 31        OF SHARES     REINVESTED       SHARES       OF SHARES
  1969-1979*         955         $ 8,163         1,858          $16,797
  1970-1980          951           7,432         1,981           14,302
  1971-1981          866           6,993         1,838           13,218
  1972-1982          907           7,349         1,997           13,460
  1973-1983          935          10,113         2,120           18,085
  1974-1984          991          10,955         2,319           19,132
  1975-1985         1007          12,169         2,461           20,598
  1976-1986          988          13,416         2,518           22,082
  1977-1987          978          13,523         2,556           21,908
  1978-1988         1015          14,314         2,717           22,852
  1979-1989         1056          14,552         2,873           23,010
  1980-1990         1323          18,900         3,619           29,786
  1981-1991         1328          19,392         3,634           30,561
  1982-1992         1416          20,128         3,782           32,182
  1983-1993         1120          15,490         2,942           25,008
  1984-1994         1157          14,218         2,959           23,350
  1985-1995         1141          12,590         2,782           21,341
  1986-1996         1089          11,256         2,528           19,775
  1987-1997         1115          10,768         2,515           19,344
  1988-1998         1135          10,823         2,506           19,794


* This 10-year period is October 6, 1969 through March 31, 1979.

For each time period shown, share price fluctuated.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Fund for U.S. Government Securities, Inc. (Class A Shares) (the "Fund") from March 31, 1988 to March 31, 1998, compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI), the Salomon Brothers 15-Year Mortgage Index (SB15YRMI), the Lehman Brothers Mortgaged-Backed Securities Index (LBMBSI), and the Lipper U.S. Mortgage Funds Average (LUSMFA).+

[GRAPHIC REPRESENTATION OMITTED
SEE APPENDIX A4]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, SB15YRMI, LBMBSI, and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the indices and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB5YRTBI, SB15YRMI, and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged. The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The Fund has elected to change the benchmark index from the SB15YRMI to the LBMBSI. The LBMBSI is more representative of the securities in which the Fund invests. It is composed of all fixed rate securitized mortgage pools by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHMLC), including GNMA Graduated Payment Mortgages, all of which can have maturities in excess of 15 years. In contrast, while the SB15YRMI consists of many of the same securities, it limits their maturities to 15 years.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Fund for U.S. Government Securities, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 1998, compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI), the Salomon Brothers 15-Year Mortgage Index (SB15YRMI), the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI), and the Lipper U.S. Mortgage Funds Average (LUSMFA).+

[GRAPHIC REPRESENTATION OMITTED
SEE APPENDIX A5]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, SB15YRMI, LUSMFA, and LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB5YRTBI, SB15YRMI, and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged. The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

  The Fund has elected to change the benchmark index from the SB15YRMI to the LBMBSI. The LBMBSI is more representative of the securities in which the Fund invests. It is composed of all fixed rate securitized mortgage pools by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHMLC), including GNMA Graduated Payment Mortgages, all of which can have maturities in excess of 15 years. In contrast, while the SB15YRMI consists of many of the same securities, it limits their maturities to 15 years.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Fund for U.S. Government Securities, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to March 31, 1998, compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI), the Salomon Brothers 15-Year Mortgage Index (SB15YRMI), the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI), and the Lipper U.S. Mortgage Funds Average (LUSMFA).+

[GRAPHIC REPRESENTATION OMITTED
SEE APPENDIX A6]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, SB15YRMI, LUSMFA, and LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB5YRTBI, SB15YRMI, and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged. The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The Fund has elected to change the benchmark index from the SB15YRMI to the LBMBSI. The LBMBSI is more representative of the securities in which the Fund invests. It is composed of all fixed rate securitized mortgage pools by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHMLC), including GNMA Graduated Payment Mortgages, all of which can have maturities in excess of 15 years. In contrast, while the SB15YRMI consists of many of the same securities, it limits their maturities to 15 years.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
PORTFOLIO OF INVESTMENTS

MARCH 31, 1998

  PRINCIPAL
    AMOUNT                                                                     VALUE
 LONG-TERM U.S. GOVERNMENT OBLIGATIONS--98.8%
 FEDERAL HOME LOAN MORTGAGE CORPORATION--3.8%
 $           48,447,311 7.00%, 10/1/2012 - 12/1/2012                     $  49,295,139
                  7,828 11.00%, 12/1/2017                                        8,642
                 54,953 11.75%, 1/1/2011                                        63,068
                  8,478 12.00%, 6/1/2000                                         8,895
                  1,301 12.50%, 10/1/2012                                        1,498
                  8,945 12.75%, 1/1/2013 - 10/1/2013                            10,230
                 57,570 13.00%, 11/1/1999 - 2/1/2015                            65,748
                 62,384 13.25%, 3/1/2014                                        72,277
                 15,639 13.50%, 10/1/2013                                       18,146
                 42,979 13.75%, 1/1/2011 - 10/1/2011                            50,089
                    320 14.00%, 12/1/2012                                          371
                 81,066 14.50%, 8/1/2012 - 10/1/2012                            93,576
                  8,021 14.75%, 8/1/2011                                         9,327
                  4,718 15.50%, 8/1/2011                                         5,821
                         Total                                              49,702,827
 FEDERAL HOME LOAN MORTGAGE CORPORATION REMIC--4.6%
             29,949,000 Series 1468-HA, 5.00%, 2/15/2021                    28,003,213
             21,350,000 Series 1621-E, 5.50%, 6/15/2018                     21,182,830
             10,000,000 Series 1666-H, 6.25%, 9/15/2023                      9,942,000
                         Total                                              59,128,043
 FEDERAL NATIONAL MORTGAGE ASSOCIATION--9.2%
             20,190,823 6.50%, 3/1/2028 - 4/1/2028                          19,965,777
             60,000,000 (a)7.00%, 5/1/2028                                  60,600,000

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

  PRINCIPAL
    AMOUNT                                                                     VALUE
 LONG-TERM U.S. GOVERNMENT OBLIGATIONS--CONTINUED
 FEDERAL NATIONAL MORTGAGE ASSOCIATION--CONTINUED
 $           36,567,419 8.50%, 12/1/2026                                 $  38,281,699
                265,159 11.00%, 10/1/2010                                      296,330
                  6,118 11.75%, 10/1/2015                                        7,010
                  4,255 12.00%, 7/1/1999 - 1/1/2013                              4,566
                  9,339 12.25%, 3/1/2005 - 8/1/2013                             10,098
                 10,132 12.50%, 8/1/2013                                        11,731
                 72,850 12.75%, 10/1/2010 - 8/1/2014                            84,433
                 39,678 13.00%, 6/1/2000 - 8/1/2015                             45,342
                133,075 13.50%, 10/1/2014 - 12/1/2014                          155,240
                  3,480 13.75%, 6/1/2014                                         4,046
                  6,154 14.00%, 11/1/2014                                        7,194
                 47,294 14.50%, 11/1/2012                                       55,290
                  7,632 15.00%, 10/1/2012                                        8,919
                         Total                                             119,537,675
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--77.3%
            110,589,109 6.50%, 11/15/2023 - 12/15/2025                     109,892,565
            210,386,100 7.00%, 7/15/2023 - 3/15/2028                       212,804,486
             43,800,000 (b)7.00%, 4/15/2028                                 44,238,000
            302,213,219 7.50%, 1/15/1999 - 2/15/2028                       310,708,824
            172,037,181 8.00%, 5/15/2017 - 9/15/2026                       179,054,548
             24,349,084 8.50%, 11/15/2017 - 8/15/2026                       25,929,324
             79,688,488 9.00%, 11/15/2017 - 9/15/2025                       86,301,928
             27,957,982 9.50%, 9/15/2016 - 8/15/2023                        30,549,277

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

  PRINCIPAL
    AMOUNT                                                                     VALUE
 LONG-TERM U.S. GOVERNMENT OBLIGATIONS--CONTINUED
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--CONTINUED
 $               35,929 10.50%, 4/15/1998 - 1/15/2001                    $         36,649
                    568 11.25%, 9/20/2015                                             642
                    530 11.50%, 10/20/1999                                            542
                 74,853 11.75%, 7/15/2013                                          84,783
                 18,511 12.00%, 2/20/1999 - 5/15/2000                              19,466
                  3,942 12.50%, 7/15/1999 - 5/20/2000                               4,058
                  5,734 12.75%, 11/15/1999                                          5,987
                210,450 13.00%, 9/15/1999 - 9/20/2014                             242,616
                  8,657 13.50%, 9/20/1999                                           8,898
                 25,068 13.75%, 9/15/2014                                          29,173
                         Total                                                999,911,766
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ARM--2.3%
              9,723,925 6.00%, 11/15/2027                                       9,840,126
             18,869,020 7.00%, 1/20/2022 - 9/20/2023                           19,353,024
                         Total                                                 29,193,150
 SMALL BUSINESS ADMINISTRATION--0.0%
              1,300,751 (c)1.394%, (Interest Only) 4/1/1998                        31,409
                 21,305 10.125%, 3/25/2000                                         21,685
                         Total                                                     53,094
 U.S. TREASURY NOTE--1.6%
             21,000,000 5.75%, 11/30/2002                                      21,066,780
                         TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS
                         (IDENTIFIED COST $1,251,320,149)                $  1,278,593,335

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

  PRINCIPAL
    AMOUNT                                                                     VALUE
 (D)REPURCHASE AGREEMENTS--9.4%
 $           17,880,000 BT Securities Corp., 5.97%, dated 3/31/1998,     $     17,880,000
                        due 4/1/1998
             43,800,000 (e)Credit Suisse First Boston, Inc., 5.52%,
                        dated 3/13/1998,
                        due 4/20/1998                                          43,800,000
             50,000,000 (e)Goldman Sachs Group, LP, 5.47%, dated
                        3/27/1998,
                        due 5/13/1998                                           50,000,000
             10,000,000 (e)J.P. Morgan & Co., Inc., 5.48%, dated                10,000,000
                        3/27/1998, due 5/13/1998
                         TOTAL REPURCHASE AGREEMENT (AT AMORTIZED COST)        121,680,000
                         TOTAL INVESTMENTS (IDENTIFIED COST              $   1,400,273,335
                         $1,373,000,149)(F)


(a) This security is subject to forward dollar roll transactions.

(b) This security is subject to dollar roll transactions.

(c) Floating rate note with current rate and next reset date shown.

(d) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(e) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

(f) The cost of investments for federal tax purposes amounts to $1,373,000,149. The net unrealized appreciation of investments on a federal tax basis amounts to $27,273,186 which is comprised of $28,341,810 appreciation and $1,068,624 depreciation at March 31, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($1,293,793,372) at March 31, 1998.

The following acronyms are used throughout this portfolio:

ARM --Adjustable Rate Mortgages

LP --Limited Partnership

REMIC --Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

 ASSETS:
 Total investments in securities, at value (identified and tax cost                  $1,400,273,335
 $1,373,000,149)
 Income receivable                                                                        7,723,328
 Receivable for investments sold                                                         50,601,312
 Receivable for shares sold                                                               5,944,440
    Total assets                                                                      1,464,542,415
 LIABILITIES:
 Payable for investments purchased                                     $ 120,818,125
 Payable for shares redeemed                                               2,308,953
 Income distribution payable                                               2,382,249
 Payable for dollar roll transactions                                     44,471,494
 Accrued expenses                                                            768,222
    Total liabilities                                                                   170,749,043
 NET ASSETS for 163,710,156 shares outstanding                                       $1,293,793,372
 NET ASSETS CONSIST OF:
 Paid in capital                                                                     $1,427,470,378
 Net unrealized appreciation of investments                                              27,273,186
 Accumulated net realized loss on investments                                          (168,767,254)
 Undistributed net investment income                                                      7,817,062
    Total Net Assets                                                                 $1,293,793,372
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($1,138,450,450 / 144,054,940 shares                               $7.90
 outstanding)
 Offering Price Per Share (100/95.50 of $7.90)*                                               $8.27
 Redemption Proceeds Per Share                                                                $7.90
 CLASS B SHARES:
 Net Asset Value Per Share ($107,224,544 / 13,569,226 shares                                  $7.90
 outstanding)
 Offering Price Per Share                                                                     $7.90
 Redemption Proceeds Per Share (94.50/100 of $7.90)*                                          $7.47
 CLASS C SHARES:
 Net Asset Value Per Share ($48,118,378 / 6,085,990 shares                                    $7.91
 outstanding)
 Offering Price Per Share                                                                     $7.91
 Redemption Proceeds Per Share (99.00/100 of $7.91)*                                          $7.83

* See "Investing in the Fund" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 1998

 INVESTMENT INCOME:
 Interest (net of dollar roll expense of $3,024,146)                                     $ 97,960,703
 EXPENSES:
 Investment advisory fee                                                  $ 7,402,162
 Administrative personnel and services fee                                  1,006,395
 Custodian fees                                                               105,843
 Transfer and dividend disbursing agent fees and expenses                   1,415,908
 Directors'/Trustees' fees                                                     12,123
 Auditing fees                                                                 23,282
 Legal fees                                                                     8,618
 Portfolio accounting fees                                                    174,855
 Distribution services fee--Class B Shares                                    769,612
 Distribution services fee--Class C Shares                                    391,101
 Shareholder services fee--Class A Shares                                   2,946,973
 Shareholder services fee--Class B Shares                                     256,538
 Shareholder services fee--Class C Shares                                     130,367
 Share registration costs                                                      47,000
 Printing and postage                                                         148,812
 Insurance premiums                                                            10,926
 Miscellaneous                                                                 21,888
   Total expenses                                                          14,872,403
 Waivers
   Waiver of shareholder services fee--Class A Shares         $ (953,019)
   Waiver of shareholder services fee--Class B Shares             (1,625)
   Waiver of shareholder services fee--Class C Shares             (1,229)
      Total waivers                                                          (955,873)
        Net expenses                                                                        13,916,530
           Net investment income                                                            84,044,173
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                           13,521,505
 Net change in unrealized appreciation of investments                                       31,409,180
   Net realized and unrealized gain on investments                                          44,930,685
      Change in net assets resulting from operations                                   $   128,974,858

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED MARCH 31,
                                                                      1998               1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                            $  84,044,173   $      91,996,880
 Net realized gain (loss) on investments ($11,329,355 net gain and $20,479,836 net loss, respectively, as computed for
 federal
 tax purposes)                                                       13,521,505         (22,638,986)
 Net change in unrealized appreciation/depreciation                  31,409,180          (2,749,753)
  Change in net assets resulting from operations                    128,974,858          66,608,141
 NET EQUALIZATION CREDITS (DEBITS)--                                   (794,932)         (1,276,332)
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                    (76,464,715)        (80,122,258)
  Class B Shares                                                     (5,856,259)         (5,509,826)
  Class C Shares                                                     (2,931,158)         (3,782,566)
  Change in net assets resulting from distributions
  to shareholders                                                   (85,252,132)        (89,414,650)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                       168,006,126         153,017,859
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                              53,229,763          55,974,907
 Cost of shares redeemed                                           (303,722,752)       (354,947,794)
  Change in net assets resulting from share transactions            (82,486,863)       (145,955,028)
  Change in net assets                                              (39,559,069)       (170,037,869)
 NET ASSETS:
 Beginning of period                                              1,333,352,441       1,503,390,310
 End of period (including undistributed net investment income
 of $7,817,062 and $9,025,021, respectively)                    $ 1,293,793,372    $  1,333,352,441

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              YEAR ENDED MARCH 31,
                                           1998         1997        1996        1995        1994
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 7.65      $ 7.78      $ 7.67       $ 7.89       $ 8.50
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.50        0.51        0.54         0.57         0.63
  Net realized and unrealized gain
  (loss)
  on investments                               0.26       (0.14)       0.12        (0.23)       (0.61)
  Total from investment operations             0.76        0.37        0.66         0.34         0.02
 LESS DISTRIBUTIONS
  Distributions from net investment           (0.51)      (0.50)      (0.55)       (0.56)       (0.63)
  income
 NET ASSET VALUE, END OF PERIOD              $ 7.90      $ 7.65      $ 7.78       $ 7.67       $ 7.89
 TOTAL RETURN(A)                              10.21%      4.88%        8.77%        4.59%        0.13%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                     0.94%       0.95%       0.95%        0.95%        0.88%
  Net investment income                        6.40%       6.60%       6.80%        7.41%        7.50%
  Expense waiver/reimbursement(b)              0.08%       0.12%       0.11%        0.02%         ---
 SUPPLEMENTAL DATA
  Net assets, end of period (000         $1,138,450  $1,177,071   $1,330,272  $1,367,710    $1,693,293
  omitted)
  Portfolio turnover                             88%        120%         157%        154%        149%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      YEAR ENDED MARCH 31,
                                                       1998       1997           1996       1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                 $ 7.66      $ 7.78      $ 7.67           $ 7.75
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                 0.44        0.44        0.49             0.37
  Net realized and unrealized gain (loss) on            0.25       (0.13)       0.11            (0.06)
  investments
  Total from investment operations                      0.69        0.31        0.60             0.31
 LESS DISTRIBUTIONS
  Distributions from net investment income             (0.45)      (0.43)      (0.49)           (0.37)
  Distributions in excess of net investment             --           --            --           (0.02)
  income(b)
  Total distributions                                  (0.45)      (0.43)      (0.49)           (0.39)
 NET ASSET VALUE, END OF PERIOD                       $ 7.90      $ 7.66      $ 7.78           $ 7.67
 TOTAL RETURN(C)                                        9.16%       4.13%       7.90%            4.13%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                              1.77%       1.80%       1.78%            1.76%*
  Net investment income                                 5.57%       5.75%       5.93%            7.02%*
  Expense waiver/reimbursement(d)                       0.00%       0.02%       0.04%            0.06%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)           $107,225    $100,439     $93,169          $34,276
  Portfolio turnover                                      88%        120%        157%             154%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 25, 1994 (date of initial public offering) to March 31, 1995.

(b) Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent return of capital for federal income tax purpose.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              YEAR ENDED MARCH 31,
                                             1998        1997        1996          1995     1994(A)(B)
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 7.66      $ 7.78       $ 7.67       $ 7.89       $ 8.54
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.44        0.45         0.47         0.51         0.54
  Net realized and unrealized gain (loss)
  on investments                               0.26       (0.13)        0.12        (0.23)       (0.63)
  Total from investment operations             0.70        0.32         0.59         0.28        (0.09)
 LESS DISTRIBUTIONS
  Distributions from net investment income    (0.45)      (0.44)       (0.48)       (0.50)       (0.54)
  Distributions in excess of net investment
  income(c)                                      --          --           --           --        (0.02)
  Total distributions                         (0.45)      (0.44)       (0.48)       (0.50)       (0.56)
 NET ASSET VALUE, END OF PERIOD              $ 7.91      $ 7.66       $ 7.78       $ 7.67       $ 7.89
 TOTAL RETURN(D)                               9.29%       4.14%        7.85%        3.72%       (1.17%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                     1.77%       1.80%        1.79%        1.79%        1.81%*
  Net investment income                        5.57%       5.74%        5.96%        6.56%        6.45%*
  Expense waiver/reimbursement(e)              0.00%       0.02%        0.02%        0.02%          --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)   $48,118     $55,842      $79,949      $80,519      $103,433
  Portfolio turnover                             88%        120%         157%         154%          149%

* Computed on an annualized basis.

(a) As of July 29, 1994, Select Shares were no longer offered and were reclassified as Class C Shares. For the year ended March 31, 1994, Select Shares' net assets (000 omitted) were $1,751.

(b) Reflects operations for the period from April 26, 1993 (date of initial public offering) to March 31, 1994.

(c) Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent return of capital for federal income tax purpose.

(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION

Federated Fund for U.S. Government Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for equalization. The following reclassifications have been made to the financial statements.

        INCREASE (DECREASE)
                    UNDISTRIBUTED NET
 PAID-IN CAPITAL    INVESTMENT INCOME
     $(794,932)         $794,932

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At March 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $168,862,760, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR    EXPIRATION AMOUNT
    2001            $   1,192,442
    2002               19,245,203
    2003              123,323,419
    2004                4,621,860
    2005               20,479,836

EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of Fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At March 31, 1998, par value shares ($0.001 per share) authorized were as follows:

                      NUMBER OF PAR VALUE
 CLASS NAME        CAPITAL STOCK AUTHORIZED
 Class A Shares          750,000,000
 Class B Shares          500,000,000
 Class C Shares          750,000,000
  Total                2,000,000,000

Transactions in capital stock were as follows:

                                                       YEAR ENDED MARCH 31,
                                         1998                                1997
 CLASS A SHARES               SHARES              AMOUNT           SHARES             AMOUNT
 Shares sold                 15,417,220   $     120,074,973      13,802,678    $     106,373,098
 Shares issued to
 shareholders in
 payment of distributions     6,176,322          48,245,312        6,594,535          50,648,967
 declared
 Shares redeemed            (31,378,305)       (244,988,746)     (37,560,941)       (288,629,597)
  Net change resulting
  from Class A Share         (9,784,763)  $     (76,668,461)     (17,163,728)  $    (131,607,532)
  transactions

                                                         YEAR ENDED MARCH 31,
                                           1998                                   1997
 CLASS B SHARES                  SHARES             AMOUNT           SHARES               AMOUNT
 Shares sold                    4,539,299   $    35,836,422        4,065,970     $    31,504,278
 Shares issued to
 shareholders in
 payment of distributions         435,630         3,427,033          420,703           3,252,961
 declared
 Shares redeemed               (4,522,214)      (35,616,226)      (3,348,106)        (25,930,245)
  Net change resulting from
  Class B Share transactions      452,715   $     3,647,229        1,138,567     $     8,826,994

                                                        YEAR ENDED MARCH 31,
                                          1998                                   1997
 CLASS C SHARES                 SHARES             AMOUNT           SHARES               AMOUNT
 Shares sold                    1,528,796   $    12,094,731        1,953,059     $    15,140,483
 Shares issued to
 shareholders in
 payment of distributions         198,010         1,557,418          268,312           2,072,979
 declared
 Shares redeemed               (2,932,406)      (23,117,780)      (5,206,746)        (40,387,952)
  Net change resulting from
  Class C share transactions   (1,205,600)  $    (9,465,631)      (2,985,375)    $   (23,174,490)
  Net change resulting from
  share transactions          (10,537,648)  $   (82,486,863)     (19,010,536)    $  (145,955,028)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to (a) a maximum of 0.25% of the average daily net assets of the Fund, and
(b) 4.5% of gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                      PERCENTAGE OF AVERAGE DAILY
 SHARE CLASS NAME         NET ASSETS OF CLASS
 Class B Shares                  0.75%
 Class C Shares                  0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1998, were as follows:

PURCHASES     $1,182,711,772
SALES         $1,149,475,585

6. YEAR 2000 ISSUE

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities, Inc. as of March 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
May 8, 1998


DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

J. Christopher Donahue
President

Richard B. Fisher
Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

Cusip 314182106
Cusip 314182205
Cusip 314182304
8042505 (5/98)

[Graphic]





                                    APPENDIX



A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/6/69 to 3/31/98. The "y" axis is measured in increments of $40,000 ranging from $0 to $280,000 and indicates that the ending value of hypothetical initial investment of $29,000 in the fund, assuming the reinvestment of capital gains and dividends, would have grown to $232,918 on 3/31/98.


A2: The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/6/69 to 3/31/98. The "y" axis is measured in increments of $20,000 ranging from $0 to $120,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund, assuming the reinvestment of capital gains and dividends, would have grown to $105,263 on 3/31/98.


A3: The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 3/31/88 to 3/31/98. The "y" axis is measured in increments of $37,000 ranging from $0 to $225,000 and indicates that the ending value of hypothetical initial investment of $100,000 in the fund, assuming the reinvestment of capital gains and dividends, would have grown to $199,496 on 3/31/98.


A4: The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Class A Shares of Federated Fund for U.S. Government Securities, Inc., (the "Fund") are represented by a solid line. The Lehman Brothers 5-Year Treasury Bellwether Index ("LB5YRTBI") is represented by a dotted line, the Salomon Brothers 15-Year Mortgage Index ("SB15YRMI") is represented by a dashed line, the Lehman Brothers Mortgaged-Backed Securities Index ("LBMBSI") is represented by a broken line and the Lipper U.S. Mortgage Funds Average ("LUSMFA") is represented by a broken / dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class A Shares of the Fund, the LB5YRTBI, the SB15YRM, the LBMBSI and the LUSMFA. The "x" axis reflects computation periods from 3/31/88 to 3/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Class A Shares of the Fund as compared to the LB5YRTBI, the SB15YRM, the LBMBSI and the LUSMFA. The ending values were $19,793, $21,266, $23,345, $23,719, and $21,249, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one, five and ten year periods ended 3/31/98 and from the start of performance of the Fund (10/6/69) to 3/31/98. The total returns were 5.26%, 4.69%, 7.06% and 7.59%, respectively.


A5: The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Class B Shares of Federated Fund for U.S. Government Securities, Inc., (the "Fund") are represented by a solid line. The Lehman Brothers 5-Year Treasury Bellwether Index ("LB5YRTBI") is represented by a dotted line, the Salomon Brothers 15-Year Mortgage Index ("SB15YRMI") is represented by a dashed line, the Lehman Brothers Mortgaged-Backed Securities Index ("LBMBSI") is represented by a broken line and the Lipper U.S. Mortgage Funds Average ("LUSMFA") is represented by a broken / dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class B Shares of the Fund, the LB5YRTBI, the SB15YRM, the LBMBSI and the LUSMFA. The "x" axis reflects computation periods from 7/26/94 to 3/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Class B Shares of the Fund as compared to the LB5YRTBI, the SB15YRM, the LBMBSI and the LUSMFA. The ending values were $12,347, $13,001, $13,740, $13,600, and $13,057, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one year period ended 3/31/98 and from the start of performance of the Fund (7/26/94) to 3/31/98. The total returns were 3.38% and 6.02%, respectively.


A6: The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Class C Shares of Federated Fund for U.S. Government Securities, Inc., (the "Fund") are represented by a solid line. The Lehman Brothers 5-Year Treasury Bellwether Index ("LB5YRTBI") is represented by a dotted line, the Salomon Brothers 15-Year Mortgage Index ("SB15YRMI") is represented by a dashed line, the Lehman Brothers Mortgaged-Backed Securities Index ("LBMBSI") is represented by a broken line and the Lipper U.S. Mortgage Funds Average ("LUSMFA") is represented by a broken / dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class C Shares of the Fund, the LB5YRTBI, the SB15YRM, the LBMBSI and the LUSMFA. The "x" axis reflects computation periods from 4/27/93 to 3/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Class C Shares of the Fund as compared to the LB5YRTBI, the SB15YRM, the LBMBSI and the LUSMFA. The ending values were $12,583, $13,240, $14,016, $13,907, and $13,196, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one year period ended 3/31/98 and from the start of performance of the Fund (4/27/93) to 3/31/98. The total returns were 8.19% and 4.77%, respectively.